                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant | |

Filed by a Party other than the Registrant |X|

Check the appropriate box:

         | |  Preliminary Proxy Statement

         | |  Confidential, for Use of the Commission Only (as permitted by Rule
              14a-6(e)(2))

         | |  Definitive Proxy Statement

         |X|  Definitive Additional Materials

         | |  Soliciting Material Under Rule 14a-12

                           TRI-CONTINENTAL CORPORATION
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                (Name of Registrant as Specified in Its Charter)

                     WESTERN INVESTMENT HEDGED PARTNERS L.P.
                             WESTERN INVESTMENT LLC
                    WESTERN INVESTMENT ACTIVISM PARTNERS LLC
                WESTERN INVESTMENT TOTAL RETURN MASTER FUND LTD.
                  BENCHMARK PLUS INSTITUTIONAL PARTNERS, L.L.C.
                         BENCHMARK PLUS PARTNERS, L.L.C.
                        BENCHMARK PLUS MANAGEMENT, L.L.C.
                          PARADIGM PARTNERS, N.W., INC.
                                ARTHUR D. LIPSON
                                 SCOTT FRANZBLAU
                                 ROBERT FERGUSON
                                 MICHAEL DUNMIRE
                                   PAUL DEROSA
                                  DAVID B. FORD
                                 ELYSE NAKAJIMA
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    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

         Payment of Filing Fee (Check the appropriate box):

         |X|  No fee required.

         | |  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
              0-11.

         (1)  Title of each class of securities to which transaction applies:

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         (2)  Aggregate number of securities to which transaction applies:

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         (3)  Per unit price or other underlying  value of transaction  computed pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4)  Proposed maximum aggregate value of transaction:

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         (5)  Total fee paid:

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         | |  Fee paid previously with preliminary materials:

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         | |  Check box if any part of the fee is offset as provided by Exchange
Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount previously paid

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         (2)  Form, Schedule or Registration Statement No:

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         (3)  Filing Party:

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         (4)  Date Filed:

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                                EXPLANATORY NOTE

         Western  Investment  Hedged  Partners  L.P.  together  with  the  other
Participants  (as defined  below)  ("Western  Investment")  is filing  materials contained in this  Schedule  14A with the  Securities  and  Exchange  Commission relating to the definitive  proxy statement and  accompanying  proxy cards filed with the Securities and Exchange Commission on August 22, 2006 and to be used in
connection  with  the  special   meeting  of  stockholders  of   Tri-Continental
Corporation  (the  "Company")  scheduled to be held on  September  28, 2006 (the
"special  meeting")  to  solicit  votes in support  of the  election  of Western
Investment's  slate of director  nominees and against  certain of the  Company's proposals at the special meeting.  Western Investment urges stockholders to read its definitive proxy statement because it contains important information.

         ITEM 1.

         Content of http://www.fixmyfund.com

         Copies of Western  Investment's  definitive  proxy  statement and other soliciting materials are available on http://www.fixmyfund.com.

                              ********************

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This site is to inform fund shareholders about activism efforts in closed-end funds and related securities. We will provide links to activism news, shareholder letters, proxy filings, and other material so that shareholders will have better access to information about highlighted companies they may own.

The companies included here are ones we believe would substantially benefit shareholders by putting in place more shareholder-friendly policies. Although we first seek to work with company management to improve performance, we may nominate and run an alternative slate of directors when we perceive management is unwilling to make real progress. In these cases, we will make the arguments for our proposed slate available on this site, providing shareholders information to help them decide how to vote their proxies in the election.
Investors are welcome to send us questions and comments at
COMMENTS@FIXMYFUND.COM.

                                                      Email:  info@fixmyfund.com

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                CERTAIN INFORMATION CONCERNING WESTERN INVESTMENT

         Western  Investment  Hedged  Partners  L.P.   ("Western   Investment"),
together with the other Participants (as defined below), made a filing on August
22,  2006  with  the  SEC of a  proxy  statement  (the  "Proxy  Statement")  and accompanying  proxy cards to be used,  among other  things,  to solicit votes in support of the  election of the  Participants'  slate of director  nominees  and against certain of Tri-Continental  Corporation's  (the "Company")  proposals at the  special  meeting  (the  "special  meeting")  of the Company  scheduled  for
September 28, 2006.

         Western  Investment advises all stockholders of the Company to read the
Proxy  Statement and other proxy  materials  relating to the special  meeting as they become available  because they contain  important  information.  Such proxy
materials   are   available   at  no   charge   on  the   SEC's   web   site  at
http://www.sec.gov.  In addition,  the  Participants  in the  solicitation  will provide copies of the proxy materials,  without charge,  upon request.  Requests for copies should be directed to the  Participants'  proxy solicitor,  Innisfree
M&A  Incorporated,  at its  toll-free  number:  (877)  456-3510 or by e-mail at:
mbrinn@innisfreema.com.

         The  Participants  in the proxy  solicitation  are Western  Investment,
Western Investment LLC, Arthur D. Lipson,  Western Investment  Activism Partners
LLC,  Western   Investment  Total  Return  Master  Fund  Ltd.,   Benchmark  Plus
Institutional Partners,  L.L.C., Benchmark Plus Partners, L.L.C., Benchmark Plus
Management,  L.L.C.,  Paradigm  Partners,  N.W., Inc.,  Scott Franzblau,  Robert
Ferguson,  Michael Dunmire,  Paul DeRosa,  David B. Ford and Elyse Nakajima (the
"Participants").  Information  regarding  the  Participants  and their direct or indirect  interests is available in the Schedule 13D jointly  filed with the SEC on January 6, 2006, as  subsequently  amended on January 10, 2006,  February 15,
2006, March 3, 2006, May 12, 2006, and July 12, 2006, and the Proxy Statement.